UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2025

NewAmsterdam Pharma Company N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	001-41562	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Gooimeer 2-35 Naarden The Netherlands	1411 DC
(Address of principal executive offices)	(Zip Code)

+31 (0) 35 206 2971

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Ordinary Shares, nominal value €0.12 per share	NAMS	The Nasdaq Stock Market LLC
Warrants to purchase Ordinary Shares	NAMSW	The Nasdaq Stock Market LLC

☐ Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01	Regulation FD Disclosure.

On May 7, 2025, NewAmsterdam Pharma Company N.V. (the “Company”) issued a press release announcing additional data from its BROADWAY and TANDEM pivotal Phase 3 clinical trials were presented as late-breaking oral presentations at the European Atherosclerosis Society Congress (“EAS”) 2025, and were simultaneously published in The New England Journal of Medicine and the Lancet, respectively.

A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including Exhibit 99.1, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The information contained in this Item 7.01, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing.

Item 8.01	Other Events.

On May 7, 2025, the Company announced pooled lipoprotein(a) (“Lp(a)”) data across its Phase 3 BROADWAY, BROOKLYN and TANDEM clinical trials. As part of the analysis, the Company assessed changes in Lp(a) in patients with baseline levels ranging from 50-150 nmol/L. In this pooled population, obicetrapib was observed to produce a median placebo-adjusted reduction of 45% in Lp(a) after 12 weeks. The Company also reported that approximately 50% of patients with ASCVD have Lp(a) greater than 50 nmol/L that is likely to promote residual risk, and 60-75% of those with Lp(a) levels above 50 nmol/L are below 150 nmol/L.

Additional data presented at EAS 2025 further highlights obicetrapib’s potential as a foundational therapy in cardiovascular disease (“CVD”) management, and included the following:

•

Obicetrapib, in a Phase 2 trial, combined with moderate intensity statins, atorvastatin 20 mg or rosuvastatin 10 mg, observed to lower low-density lipoprotein cholesterol (“LDL-C”) by 69% and 64%, respectively, compared to placebo.

•

Obicetrapib, in a Phase 2 trial, observed to significantly increase antioxidant levels in high-density lipoprotein (“HDL”) and generally decrease levels of oxidized low-density lipoprotein (“LDL”) particles antioxidant levels in non-HDL, in humans, supporting the well-established evidence that HDL protects against LDL oxidation.

•

Observed synergy in obicetrapib plus ezetimibe in the prevention of plaque formation in a relevant pre-clinical model with a more than a 20% greater effect observed from the combination of obicetrapib and ezetimibe than if obicetrapib and ezetimibe were used independently (-98% vs -78%, respectively).

•

Mendelian randomization study and meta-analysis showed that the HDL increase conferred by CETP-inhibition did not have any negative safety effects, with hazard ratio point estimates below one for all-cause and CVD mortality.

Key previously-reported findings from the BROADWAY clinical trial evaluating obicetrapib in patients with atherosclerotic cardiovascular disease (“ASCVD”) and/or heterozygous familial hypercholesterolemia (“HeFH”):

•	Achieved primary endpoint showing a 33% (p<0.0001) reduction compared to placebo in LDL-C on top of maximally tolerated lipid modifying therapies at day 84.

•

In an exploratory safety analysis, observed a 21% relative reduction in the exploratory endpoint of major adverse cardiovascular events (HR=0.79, CI 0.54-1.15), including coronary heart disease death, non-fatal myocardial infarction, non-fatal stroke, and coronary revascularization.

•

Observed improvements across key biomarkers, including high-density lipoprotein cholesterol (“HDL-C”), non-HDL-C, Lp(a), apolipoprotein B, and Apolipoprotein A1, were consistent with prior clinical trials.

•	Obicetrapib was observed to be well-tolerated, with a safety profile that was comparable to placebo, consistent with all clinical trials conducted to date.

Key previously-reported findings from the TANDEM clinical trial evaluating the fixed-dose combination (“FDC”) of obicetrapib 10 mg and ezetimibe 10 mg in patients with ASCVD or ASCVD risk factors and/or HeFH:

•

Obicetrapib and ezetimibe FDC achieved all co-primary endpoints of reduction in LDL-C on top of maximally tolerated lipid-modifying therapies compared to each of placebo, ezetimibe 10 mg, and obicetrapib 10 mg monotherapy at day 84 with statistically significant LDL-C reduction of 48.6% (p<0.001) observed with the FDC versus placebo.

•	Obicetrapib and ezetimibe FDC observed to lower LDL-C by greater than 50% in over 60% of patients at day 84, with more than 70% of patients achieving LDL-C levels below 55 mg/dL.

•	Obicetrapib and ezetimibe FDC was observed to be well tolerated, with safety results comparable to placebo.

Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the Company’s business and strategic plans, the Company’s commercial opportunity, the therapeutic and curative potential of the Company’s product candidate, the Company’s clinical trials and the timing for enrolling patients, the timing and forums for announcing data, the achievement and timing of regulatory approvals, and plans for commercialization. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; risks related to the approval of the Company’s product candidate and the timing of expected regulatory and business milestones, including potential commercialization; whether topline, initial or preliminary results from a particular clinical trial will be predictive of the final results of that trial and whether results of early clinical trials will be indicative of the results of later clinical trials, or whether projections regarding clinical outcomes will reflect actual results in future clinical trials or clinical use of our product candidate, if approved; ability to negotiate definitive contractual arrangements with potential customers; the impact of competitive product candidates; ability to obtain sufficient supply of materials; global economic and political conditions, including the Russia-Ukraine and Israel-Hamas conflicts; the effects of competition on the Company’s future business; and those factors described in the Company’s public filings with the Securities and Exchange Commission. Additional risks related to the Company’s business include, but are not limited to: uncertainty regarding outcomes of the Company’s ongoing clinical trials, particularly as they relate to regulatory review and potential approval for its product candidate; risks associated with the Company’s efforts to commercialize a product candidate; the Company’s ability to negotiate and enter into definitive agreements on favorable terms, if at all; the impact of competing product candidates on the Company’s business; intellectual property related claims; the Company’s ability to attract and retain qualified personnel; and ability to continue to source the raw materials for the Company’s product candidate. If any of these risks materialize or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans, or forecasts of future events and views as of the date of this Current Report on Form 8-K and are qualified in their entirety by reference to the cautionary statements herein. The Company anticipates that subsequent events and developments may cause the Company’s assessments to change. These forward-looking statements should not be relied upon as representing the Company’s assessment as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither the Company nor any of its affiliates undertakes any obligation to update these forward-looking statements, except as may be required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Press Release, dated May 7, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NewAmsterdam Pharma Company N.V.

By:	/s/ Michael Davidson
Michael Davidson
Chief Executive Officer

Dated: May 7, 2025